SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2007

AVICI SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

101 Billerica Avenue, North Billerica, MA 01862

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 964-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 18, 2007, Avici Systems Inc. (the “Company”) issued a press release announcing that its Board of Directors had declared a special dividend of $2.00 per share.

On April 18, 2007, the Company issued a press release announcing its intent to transition out of core router development to focus on its new product initiative, Soapstone Networks.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press release dated April 18, 2007, announcing that the Company’s Board of Directors had declared a special dividend of $2.00 per share.

99.2 Press release dated April 18, 2007, announcing the Company’s intent to transition out of core router development to focus on its new product initiative, Soapstone Networks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVICI SYSTEMS INC.
Date: April 19, 2007

	By:	/s/ William J. Stuart
William J. Stuart
Chief Financial Officer, Senior Vice President of Finance, Secretary and Treasurer

Exhibit Index

99.1	Press release dated April 18, 2007, announcing that the Company’s Board of Directors had declared a special dividend of $2.00 per share.

99.2	Press release dated April 18, 2007, announcing the Company’s intent to transition out of core router development to focus on its new product initiative, Soapstone Networks.